GLOBAL DIVIDEND OPPORTUNITIES FUND

ETADX Class A Shares	ETCDX Class C Shares
ETNDX Class N Shares	ETIDX Class I Shares

SUMMARY PROSPECTUS | September 27, 2017

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://eventidefunds.com/forms-and-literature/. You can also get this information at no cost by calling 1-877-771-3836, emailing info@eventidefunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated September 27, 2017 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY | Eventide Global Dividend Opportunities Fund

Investment Objective. The investment objectives of the Eventide Global Dividend Opportunities Fund (the “Global Dividend Fund” or the “Fund”) are dividend income and long-term capital appreciation. The Fund’s secondary objective is dividend growth.

Fees and Expenses of the Fund. The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 18 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 54 and Waivers of Up-Front Sales Charge on Class A Shares on page 56.

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load)	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15

Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment

Management Fees	0.73%	0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	0.00%
Other Expenses[1]	0.92%	0.92%	0.92%	0.92%
Acquired Fund Fees and Expenses [1,2]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[1]	1.92%	2.67%	1.87%	1.67%
Fee Waiver and/or Expense Reimbursement[1,3]	(0.70)%	(0.70)%	(0.70)%	(0.70)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1,3]	1.22%	1.97%	1.17%	0.97%

1.	Estimated for the current fiscal year.
2.	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

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3.	The Fund’s adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.20%, 1.95%, 1.15% and 0.95% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2018. This agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser and upon the termination of the Management Agreement between the Trust and the Adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the Adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example of Hypothetical Fund Costs. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class A	$692	$1,079
Class C	$200	$763
Class N	$119	$520
Class I	$99	$458

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Portfolio has not commenced operations as of the date of this prospectus, the portfolio turnover rate for the last fiscal year is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in dividend paying securities. The Fund has broad discretion to invest in securities selected by the Adviser in the pursuit of the Fund’s objectives and to maintain flexibility for investing in domestic and foreign securities (including emerging markets) across all market capitalizations and economic sectors without limitation. The Fund’s investments in foreign securities may be made, either directly or through American

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Depository Receipts (“ADRs”). Under normal conditions, at least 40% of the Fund’s assets will be in securities of issuers domiciled in at least 3 countries outside of the United States.

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) will be invested in the securities of dividend paying companies. Although the Fund expects to invest primarily in dividend paying common stocks (including ADRs), the Fund may invest in other securities to pursue the Fund’s investment objectives. These other securities are yieldcos (e.g., dividend growth-oriented public companies created by a parent company, which bundles renewable and/or conventional long-term contracted operating assets in order to generate cash flow) and master limited partnerships (“MLPs”).

The Fund may invest in a particular type of security without limitation but will limit its investment in a particular industry and in MLPs to less than 25% of the Fund’s net assets. The Fund may invest up to 15% of its net assets in companies whose securities may have legal or contractual restrictions on resale or are otherwise illiquid.

The Adviser may use options, such as puts or calls on individual securities, as well as options on securities indices, to enhance returns, generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes prudent. To enhance income the Adviser has the ability to sell call options on stocks held in the portfolio (covered call writing). In exchange for the option premium received the Fund will give up potential upside in the underlying stock. The Adviser also has the ability to write put options on stocks that it has deemed to be attractive purchases at lower price levels.

The Adviser may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

The Adviser uses a two-step process to select securities for the Fund’s portfolio. The Adviser begins the investment process with a “top down” analysis which may impact the macro positioning of the Fund. The Adviser assesses three primary factors to determine the level of opportunity and risk presented in equity markets broadly. These factors include an assessment of economic growth looking at factors such as the leading economic indicators; an assessment of investor sentiment as a contrary indicator; and an assessment of overall equity market valuation. The macro review process can inform the Adviser’s assessment of how to position the portfolio across various sectors and geographic regions. The Adviser also performs a fundamental “bottom-up” analysis to evaluate specific securities for inclusion in the Fund’s portfolio. The Adviser seeks to invest in securities that, in its opinion, are attractively valued, provide attractive current income, provide income appreciation potential, provide capital appreciation potential, and/or help to reduce overall portfolio volatility.

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In addition, the Adviser analyzes each potential investment’s ability to operate with integrity and create value for customers, employees, and other stakeholders. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s ideal characteristics of good corporate behavior. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with its principles. The Adviser seeks to invest in companies that reflect the following values:

▪	Respecting the value and freedom of all people; this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco and alcohol.
▪	Demonstrating a concern for justice and peace through fair and ethical relationships with customers, suppliers and business partners and through avoidance of products and services that promote weapons production and proliferation.
▪	Promoting family and community; this includes protecting children from violent forms of entertainment and also includes serving low-income communities.
▪	Exhibiting responsible management practices, including fair-dealing with employees, communities, competitors, suppliers and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company and its record of promoting products and services that improve the lives of people.
▪	Practicing environmental stewardship; this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company is no longer consistent with the Adviser’s principles. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with its principles.

Distribution Policy. The Fund’s distribution policy is to make no more than four distributions to shareholders per calendar year. The frequency of distributions will be based on the availability of distributable income and the investment needs of the Fund. The level of periodic distributions (including any return of capital) is not fixed and is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies - Distribution Policy.”

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not

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meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Distribution Policy Risk. The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Equity Security Risk. Stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

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Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Limited History of Operations. The Fund has a limited history of operations for investors to evaluate.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets.

MLP and MLP-Related Securities. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it

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could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price because the Fund will no longer hold the underlying security. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. The use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Segregation Risk. In order to secure its obligations to cover its short positions on options, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Small and Mid-Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Yieldcos Risk. Investments in securities of yieldcos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the yieldco and the company responsible for the formation of the yieldco (the "Yieldco Sponsor”). Yieldcos typically remain dependent on the management and administration services provided by or under the direction of the Yieldco Sponsor and on the ability of the Yieldco Sponsor to identify and present the yieldco with acquisition opportunities, which may often be assets of the Yieldco Sponsor itself. To the extent that the yieldco relies on the Yieldco Sponsor for developing new assets for potential future acquisitions, the yieldco may be dependent on the development capabilities and financial health of the Yieldco Sponsor. Yieldco Sponsors may have interests that conflict with the interests of the yieldco, and may retain control of the yieldco via classes of stock

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held by the Yieldco Sponsor. Any event that limits the yieldco’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the yieldco’s share price.

Performance

Because the Fund is a new fund and does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

Adviser. Eventide Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. Martin A. Wildy, CFA, Portfolio Manager of the Adviser, is the Portfolio Manager of the Fund.

Purchase and Sale of Fund Shares. The minimum initial investment in the Class A, Class C and Class N shares of the Fund is $1,000 for a regular account and for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares is $100,000 for all accounts. The minimum subsequent investment for each class of shares is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Fund’s transfer agent and will be paid by check or wire transfer.

Tax Information. Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.